UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 3, 2025
Kaltura, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40644	20-8128326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
860 Broadway
3rd Floor
New York, New York 10003
(Address of Principal Executive Offices) (Zip Code)

(646) 290-5445
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	KLTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 1, 2025, Kaltura, Inc. (the “Company”) closed its previously announced acquisition of all of the issued and outstanding share capital of E-Self.AI Ltd. (“E-Self”) from certain E-Self shareholders, for a purchase price consisting of (i) total cash consideration of up to $20,000,000, consisting of $7,500,000 paid at closing and $12,500,000 payable in installments upon the achievement of certain performance milestones, and (ii) total equity consideration of up to 4,690,025 newly issued shares of the Company’s common stock, payable in installments subject to certain retention provisions with respect to the founders and key employees.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, statements regarding the timing and amount of future cash and equity purchase price installments. Any forward-looking statements contained herein are based on our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent our expectations as of the date of this Current Report on Form 8-K. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, the risks under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our other filings with the SEC, including in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2025 and September 30, 2025, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of our website at investors.kaltura.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALTURA, INC.

By:	/s/ John Doherty
Name:	John Doherty
Title:	Chief Financial Officer

Date: December 3, 2025